Exhibit 99.1

Sugarmade Expands Cannabis Delivery Business and Launches Innovative Distribution Model with Dining Partnership

Fully Executed Agreements establish new hub for cannabis delivery in Hollywood Hills as well as partnership in popular restaurant trend as exclusive provider for on-site cannabis event space

NEW YORK, March 30, 2022 (GLOBE NEWSWIRE) – via InvestorWire – Sugarmade, Inc. (OTC Pink: SGMD) (“Sugarmade”, “SGMD” or the “Company”) an emerging leader in the licensed cannabis sector, is pleased to announce the signing of Definitive Agreements (the “Agreements”) related to the Company’s expansion, including the establishment of majority ownership in a fully licensed new Hollywood cannabis delivery hub (the “Delivery Hub”) located on the world famous Sunset Strip as well as a minority stake in an expanding reservation-only restaurant brand with an adjacent private event space which will include cannabis consumption.

The location of the Delivery Hub and restaurant will be located on the world-famous Sunset Strip. The Company will also have majority ownership control over a brand-new cannabis retail distribution hub that provides delivery radius coverage in the affluent neighborhoods of the West Hollywood Hills. This new delivery zone does not overlap with Sugarmade’s existing Los Angeles delivery footprint.

“This investment lands us on the ground floor of a new concept for cannabis distribution in the world’s biggest cannabis marketplace,” stated Jimmy Chan, CEO of Sugarmade.

According to the Agreements, Sugarmade will take in 100% of all profits from the new Delivery Hub until the Company has made back all its capital investment, after which time the Company will take in 51% of all profits from this Delivery hub location going forward.

In addition, Sugarmade teamed up with Boulevard Hospitality Group (“BHG”), best known for operating Yamashiro, the iconic Hollywood Hills restaurant which is over 100 years old, to be its first choice provider of cannabis for BHG’s expansion into its future cannabis-only venues.

Chan added, “Through these Agreements, we are simultaneously adding a new cannabis end market with future growth potential, doubling our delivery coverage in the LA metro area, and creating a new and more diversified revenue profile. We believe all of these steps represent strong potential drivers for shareholder value.”

About Sugarmade

Sugarmade, Inc. (OTC Pink: SGMD) is a product and branding marketing company investing in operations and technologies with disruptive potential. Our Brand portfolio includes CarryOutsupplies.com, SugarRush™, NUG Avenue, Lemon Glow and Budcars.

For more information, please visit www.Sugarmade.com.

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others, such as but not limited to; economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition, uncontrollable forces of nature and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements.

Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

Corporate Contact:

Jimmy Chan

+1-(888)-982-1628

info@Sugarmade.com

Investor Relations Contact:

EDM Media, LLC

https://edm.media

Corporate Communications:

InvestorBrandNetwork (IBN)

Los Angeles, California

www.InvestorBrandNetwork.com

310.299.1717 Office

Editor@InvestorBrandNetwork.com